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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K
                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported) July 23, 2004


                   U.S. PLASTIC LUMBER CORP.
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    (Exact name of registrant as specified in its charter)



              Nevada                            000-23855                         87-0404343
---------------------------------         ----------------------             -------------------
  (State or other jurisdiction of        (Commission File Number)               (IRS Employer
          incorporation)                                                     Identification No.)


                          ----------------------------


                        2300 W. Glades Road, Suite 440 W.
                            Boca Raton, Florida 33431
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                    (Address of principal executive offices)


                                 (561) 394-3511
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                         (Registrant's telephone number,
                              including area code)


                                 Not Applicable
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                         (Former name or former address,
                          if changed since last report)



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         References to "USPL," the "Company," "we," "us" and "our" in this
Current Report refer to U.S. Plastic Lumber Corp. and its subsidiaries and predecessors unless the context of the description indicates otherwise.

FORWARD LOOKING STATEMENTS

         Certain statements and information included in this Current Report constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. When used in this Current Report, the words or phrases "will", "will likely result", "are expected to", "will continue", "is anticipated", "estimated", "projected", "intends to" or similar expressions are intended to identify "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements, including, without limitation, those relating to the sufficiency of the debtor-in-possession financing and the Company's prospects for the future, are subject to certain risks and uncertainties that could cause results to differ materially from those projected. These risks include, without limitation, the Company's ability to maintain its customer and supplier relationships, to implement its program of reorganization and to retain key employees. Such factors could materially adversely affect our financial performance and could cause our actual results for future periods to differ materially from any opinions or statements expressed within this Current Report. Additional discussion of such factors that could cause actual results to differ materially from management's projections, forecasts, estimates and expectations is contained in our filings with the Securities and Exchange Commission.

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP

            On July 23, 2004, US Plastic Lumber Corp. filed voluntary petitions for reorganization under Chapter 11 of the United States Bankruptcy Code (the "Code") in the United States Bankruptcy Court for the Southern District of Florida (the "Court"), Case No. 04-33579-BKC-PGH. The Company remains in possession of its assets and properties and continues to operate its business and manage its properties as "debtor-in-possession" under the jurisdiction of the Court and in accordance with the applicable provisions of the Code. The Company also announced that it is seeking an order of the Court to obtain debtor-in-possession financing which it expects will support current operations. This debtor-in-possession financing will be secured by the Company's accounts receivables, inventory, and physical assets.

            A copy of the Company's July 23, 2004 press release is filed as an exhibit to this Current Report and is incorporated by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a)      Financial statements of businesses acquired.

                  Not applicable.

         (b)      Pro forma financial information.

                  Not applicable.

         (c)      Exhibits.

                  Exhibit No.    Document Description
                  -----------    ---------------------
                  EX 99.1        US Plastic Lumber Corp. Press Release dated
                                 July 23, 2004




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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 U.S. PLASTIC LUMBER CORP.
                                 (Registrant)


Date: August 9, 2004             By: /s/ Michael D. Schmidt
                                     -------------------------------------------
                                     Michael D. Schmidt, Chief Financial Officer




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